Exhibit 99.2

Exhibit 99.2

Next-Generation Cancer Therapeutics

January 2015

Safe Harbor Statement NASDAQ: SRNE

This presentation contains “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), including statements regarding expectations, beliefs or intentions regarding our business, technologies and products strategies or prospects. Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate” and “continue” or similar verbs.

Actual results may differ from those projected due to a number of risks and uncertainties, including, but not limited to, the possibility that some or all of the pending matters and transactions being considered by the Company may not proceed as contemplated, as well as risks inherent in additional financing, developing and obtaining regulatory approvals of new, commercially-viable and competitive products and product candidates, including timelines, the size of clinical trials, sufficiency of data from those trials and the requirements of the FDA for potential approval of Cynviloq™ and by all other matters described in the Company’s filings with the Securities and Exchange Commission, including the risk factors set forth therein. These statements are made based upon current expectations that are subject to risk and uncertainty and information available to the Company as of the date of this presentation. The Company does not undertake to update forward-looking statements in this presentation to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking information. Assumptions and other information that could cause results to differ from those set forth in the forward-looking information can be found in the Company’s filings with the Securities and Exchange Commission, including its most recent periodic report. We intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA.

2

A Comprehensive Oncology Company

Deep and Complementary Pipeline Creates Significant Opportunities-
Novel breakthrough combination therapeutic regimens and modalities to attack cancer
Significant reduction in clinical development costs and timeline
Significant commercial edge in future drug pricing

Small Molecules

Cytotoxics
CYNVILOQ™

Targeted Therapy
MYC inhibitor
TRAIL modulator

Biologics

Immunotherapy
PD-1, PD-L1, CTLA-4
Bispecific Abs

Targeted Therapy
Anti-VEGR2 ADC
Anti-c-MET ADC
Bispecific ADC

Cell Therapy

CAR.TNK™
Chimeric Antigen Receptor Tumor-attacking Neukoplast®

Adoptive Cellular Immunotherapy
Chimeric Antigen Receptor
Tumor-attacking Neukoplast®
(Partnership with Conkwest)

Supportive Care

RTX

Intractable
Cancer Pain

CYNVILOQ, CAR.TNK, CAR.TNK (Chimeric Antigen Receptor Tumor-attacking Neukoplast) are trademarks owned by Sorrento Therapeutics, Inc.
Neukoplast is a trademark owned by Conkwest, Inc.

3

Corporate Events Validate and Advance Sorrento Pipeline Unlocking Significant Value

CAR.TNK

Exclusive global partnership with Conkwest to develop next generation anti-cancer cellular immunotherapy with "Off-the-Shelf" **CAR.TNK™** (***C***himeric ***A***ntigen ***R***eceptor ***T***umor-attacking ***N***eu***K***oplast)

"The Immunotherapy Antibody Company"

First joint venture with NantWorks and Abraxis BioScience Inc. founder, Dr. Patrick Soon-Shiong, to develop next generation immunotherapies for the treatment of cancer and autoimmune disease.

CYNVILOQ

Pilot PK data from TRIBECA study suggest bioequivalence (BE) between Cynviloq and albumin-bound paclitaxel

G-MAB ADC

Licensing agreement to develop and commercialize anti-PD-L1 mAb with Lee's Pharmaceutical for greater Chinese Market

Exclusive research and option agreement to generate and develop antibody-drug conjugates (ADCs) with Morphotek / Eisai

4

Deep and Complementary Pipeline Creates Significant Opportunities

	INDICATION > TARGET	PRECLINICAL | PHASE 1 | PHASE 2 | PHASE 3
CYNVILOQ™	Metastatic Breast Cancer Non-Small Cell Lung Cancer	TRIBECA 505(b)(2) Bioequivalence versus nab-Paclitaxel*
RTX	Intractable Cancer Pain	
G-MAB	Immuno-oncology > PD-L1, PD1, CD47, CD137	
Bi-Specific Ab	PD-L1/c-MET; PD-L1/CTLA-4, PD-L1/EGFR	
CAR.TNK™	PD-L1.TNK, CD123.TNK, ROR1.TNK, PSMA.TNK	
ADC	VEGFR2, c-MET, CXCR5	
MYC Inhibitor	Solid tumors and hematological malignancies	

*Abraxane® (paclitaxel albumin-bound particles for injectable suspension) (albumin-bound), registered trademark of and marketed by Celgene Corp.
PDL1.TNK, CD123.TNK, ROR1.TNK, PSMA.TNK are trademarks owned by Sorrento Therapeutics, Inc.

5

Lead Oncology Product Opportunity

Cynviloq (Paclitaxel polymeric micelle)

Registration Trial

6

Cynviloq: Next Generation Paclitaxel Therapy

Maximum Peak

Generation Formulation Tolerated Dose Product Sales

1st Taxol® Cremophor EL excipient: 175 mg/m2 ~ $1.6B (WW in 2000)

paclitaxel Polyoxyethylated

castor oil

Biological polymer:

2nd Albumin-bound Mean size Donor-derived human 260 mg/m2 $1.5-2.0B* (2017)

paclitaxel 130 nm serum albumin (HSA) MBC, NSCLC, PC

3rd Cynviloq Chemical polymer: >300 mg/m2 Conversion of

paclitaxel Mean size Poly-lactide and paclitaxel sales +

~25 nm polyethylene glycol (up to 435 mg/m2)

polymeric micelle new indications

diblock copolymer

*Celgene Presentation at UBS Global Healthcare Conference, May 19, 2014 pp.9

7

Cynviloq Clinical Development Summary

Total number of patients across all trials: 1,260	
Phase 1:	Trials established MTD at >300 mg/m² - Dana Farber Cancer Inst, Russia, & S. Korea (total n=80) >300 mg/m² (q3w) vs. 175 mg/m² (Taxol; weekly)
Phase 2:	Completed trials in MBC, NSCLC, PC, OC, BC; in US - Yale Cancer Center, Russia, S. Korea (total n=259) Possible Phase 3 sNDA programs in these tumor types
Phase 2b*:	Chemo-naïve Stage IIIb/IV NSCLC vs Taxol in S. Korea (total n=276; Cynviloq n=140) 230 mg/m² + cis (q3w) vs. Taxol 175 mg/m² + cis; non-inferiority established
Phase 2*:	1st line treatment of OC vs Taxol in S. Korea (total n=100; Cynviloq n=50) 260 mg/m² + carbo (q3w) vs. Taxol 175 mg/m² + carbo; non-inferiority established
Phase 3:	MBC in S. Korea (total n=209; Cynviloq n=105 vs Taxol n=104) GPMBC301. An Open-label, Randomized, Parallel, Phase 3 Trial to Evaluate the Efficacy and Safety of Cynviloq compared to Genexol® (Paclitaxel with Cremophor EL) in Subjects with Recurrent or Metastatic Breast Cancer)
PM-Safety:	Completed for MBC and NSCLC (total n=502) Efficacy and safety data supportive of 505(b)(2) submission

*Data on file; * Investigator Initiated Study*

8

Comparative Phase 3 MBC Clinical Results

Overall

Response

Rate (%)

* Trieu et al. 2013. IG-001 for Metastatic Breast Cancer- Interim Analysis of a Phase 3 Trial. 4th Nanomedicine Conference, Sydney, Australia.

** Gradishar et al. 2005. J Clin Oncol, 23:7794-7803.

*** Guan et al. 2007. ASCO Annual Meeting Proceedings Part I. Jun 20;25 (Suppl 18):1038.

Pilot PK Data Analyses Suggest

BE vs. Albumin-Bound Paclitaxel

Log-linear Plot (n=8)

BE Assessment and Sample Size Estimate

Ratio of Cynviloq/

Parameters Albumin-bound paclitaxel 90% CI

(%)

Ln(AUC0 to ) 109.1 93.98 – 126.58

Ln(Cmax ) 102.5 83.10 – 126.35

Point estimate N = 53 with 90% power

110—Ln(AUC0 to )

Bioequivalence = Accelerated Pathway to Market

TRIBECA™

(**TRI**al establishing **B**io**E**quivalence between **C**ynviloq™ and **A**lbumin-bound paclitaxel)

- Patients with MBC

Cycle 1	Albumin-bound paclitaxel (n = 27)*	Cynviloq (n = 27)*
Cycle 2	Albumin-bound paclitaxel	Cynviloq

Key Parameters:

- Dose: **260 mg/m²**
- Infusion time: **30 min**
- Duration: 3 weeks + crossover for 3 weeks
- Endpoints: AUC and C_{max} (90% CI)

Note: Previous trial size estimate of 100 patients was based on **PK simulation** of albumin-bound paclitaxel and Cynviloq **historical data with both drugs given at different doses and infusion rates**. Based on the recent positive initial PK data and subject to FDA guidance, 53 patients may be sufficient to establish BE.

TRIBECA™ (TRIal establishing BioEquivalence between Cynviloq™ and Albumin-bound paclitaxel) is a trademark owned by Sorrento Therapeutics, Inc.

11

TRIBECA Patient Enrollment On Track

20 sites (East Europe, USA, Asia) actively recruiting patients Target 54 MBC patients to establish BE exceeded in Dec 2014 Recruitment to continue till Jan 2015 for expanded safety data base Initial reported AEs consistent with historical nab-paclitaxel toxicity profile

Active Sites and Patient Enrollment

Active Enrolled

Enrollment 54 pts Patients

Sites

Estimated Timeline and Next Steps*

First patient dosed: March 31, 2014 Last patient in: January 2015

NDA filing: Q3 2015

Product launch (MBC and NSCLC): 2016

LAUNCH

2016

FDA

Approval

2016

NDA

BE Filing 2016

Study

2015

2014

*Estimates, subject to discussions with the FDA.

Resiniferatoxin (RTX): A Novel, Non-opiate Analgesic

Intractable

RTX Cancer

Pain

Two Injection Sites =

Two Products for Human Use

Intraganglionic: injection into or Intrathecal: injection into the near the dorsal root ganglion cerebrospinal fluid space

Dorsal root ganglion

Cross Sections of

spinal cord*

TRPV1-positive cells

(dark brown)

Absence of TRPV1-

positive cells after RTX

treatment

Summary of Interim Data from the Phase 1/2 NIH

Sponsored Trial

DESIGN OVERVIEW

6 advanced cancer patients with severe refractory pain received a single injection of RTX. Neuropathic pain, visceral and bone pain 2o to bone metastases

(49-61 years; 4 M/ 2F, MBC, H&N, pancreatic, lymphoma, SCLC, endometrial cancer).

No unexpected All 6 patients had near 100% of non-ambulatory MTD not reached,

toxicities complete relief post- patients could walk post additional dose injection injection (n=2) optimization being

explored

Clinically meaningful Improved pain scores with

improvement in QOL increased activity

RESULTS

Next Steps for RTX Development

Complete intractable cancer pain clinical Phase 1/2

trial (intrathecal injection ) under Sorrento IND;

n=45-60 patients; optimization of dosing study

OBJECTIVES End of Phase 2 meeting with FDA (for intrathecal injection)

for

2015 and 2016 Initiate Phase 3 (intrathecal injection)

Phase 1/2 trial(s) (intraganglionic injection)

End of Phase 2 meeting with FDA (for intraganglionic injection)

~3 years for clinical development

Immunotherapy Programs

G-MAB

+ Neukoplast

+ Proprietary Toxins &

Conjugation Chemistries

G-MAB: Library of Therapeutic Antibodies

Very high library diversity:

Proprietary technology: 2.1 x 1016 distinct antibodies

RNA amplification used for library Fully human antibodies

generation

Freedom-To-Operate High successful screening hit rate

(over 70 targets screened)

No stacking royalties Ideal for CAR-Generation

Difficult Targets:

Small Peptides

High Value Oncology Targets:

Immune modulation: PD-1, PD-L1, CD47 Antibody Drug Conjugates: VEGFR2, c-Met

Most Difficult Targets:

G Protein-Coupled Receptors (GPCRs)

Size of Target Antigen

Anti-PD-L1 mAb Exhibits Potent Activity

T Cell Activation (%)

Sorrento Competitor IFN-g (pg/mL) Immune

mAb mAb

IL-2 (pg/mL) Modulation*

Tumor Growth Inhibition (%)

Tumor

Day Mouse

*** Model**

mAbs @ 0.05 mg/mL

xenograft model using H1975 human NSCLC cells; % inhibition relative to control mAb treatment

p<0.05, mean tumor volumes are significantly reduced in STI -A1010 group versus control groups as determined by Mann-Whitney u-test

Anti-PD1 mAb Exhibits Excellent Activity

Immune Modulation* Target Specificity

(%)

Activation g (pg/mL) (pg/mL)

— 2

—

Cell IFN IL

T

Human Cyno Human Human Human PBS

PD1 PD1 CTLA-4 CD28 ICOS control

Competitor mAb Control

Sorrento mAb Sorrento mAb

Proprietary K-Lock and C-Lock Conjugation

Chemistries Enable Homogeneous ADCs

K-Lock

C-Lock

Maleimide conjugation

Destabilizes antibody structure Drug-antibody linkage not stable Altered PK profile Off-target drug effects

C-Lock conjugation

Enhances ADC stability Prolongs PK profile Reduces off-target effects

Proprietary High Potency Duostatin Toxins

EC50 (pM) Cancer Her-2 DM1 MMAE Duostatin 3

SBKR3 Breast +++ 95 72 30

HCC1954 Breast +++ 124 78 68

BT474 Breast +++ 818 126 214

MDA-MB-361 Breast +++ 218 151 35

ZR75 Breast +++ 215 298 264

HCC1419 Breast +++ 391 271 332

MDA-MB-453 Breast ++ 1,877 >100,000 452

MDA-MB-175 Breast + >100,000 1,348 425

N87 Gastric +++ 368 139 260

OE-19 Gastric +++ 176 164 130

SKOV-3 Ovarian +++ 150 251 144

Trastuzumab was used as targeting mAb

In Vivo Proof-of-Concept of Sorrento ADCs

VEGFR2-ADC STI-D0168

c-MET-ADC STI-D0602

A431 squamous-cell carcinoma cells; ^indicates dosing

U87 xenograft; dosing twice weekly; maytansinoid drug conjugates

“The Immunotherapy Antibody JV Company”

Independent company focused on advancing next generation immunotherapies against cancer and auto-immune diseases.

Both companies will contribute to its pipeline of clinical and preclinical assets of novel and proprietary immunotherapies, ADCs, and bispecific antibodies.

Joint venture will draw from NantWorks’ proteomic and genomic capabilities and Sorrento’s industry-leading, highly diverse G-MAB library.

AN EXCLUSIVE JOINT PARTNERSHIP

CAR.TNK is a trademark owned by Sorrento Therapeutics, Inc. Neukoplast is a trademark owned by Conkwest, Inc.

Advancing Cellular Immunotherapy

Beyond CAR-T Cell Therapies

Neukoplast® NK cell line Vast diversity human antibody Advanced proteomics platform

(“off-the-shelf”) library

Proprietary gene insertion

Broad anti-cancer activity in High successful screening rate (without use of lentiviruses)

solid and liquid tumors (over 70 targets screened)

‘GMP in a Box’ production

No clinical DLTs/SAEs in Proprietary technologies with technology over 40 patients treated FTO

CAR.TNK vs CAR-T: Key Differentiators

	CAR.TNK	CAR-T
Cell Production	**Simple:** Off-the-shelf universal product CAR-modified Neukoplast cells	**Invasive:** Autologous (patient-derived) invasive procedure/leukapheresis
Transduction characteristics	**100%:** Master cell bank with 100% of cells expressing CAR	**Variable %:** Variable CAR transfection & expression
MOA	**Broad:** Multiple MOAs, targeting and killing through CAR-dependent and innate mechanisms *("off-target / on-tumor")*	**Limited:** Requires co-stimulators (CD80, CD86) not present in many solid tumors
Safety	**Good:** On-target / off-tumor effects limited due to short half life and lack of IL-6 production	**Poor:** Cytokine release syndrome, ICU; Prolonged bone marrow suppression; Cardiotoxicity; Reported cases of encephalitis; Death
COGS	**Low:** large scale bioreactor manufacturing for many patients	**High:** requires individual patient processing

28

Unmodified Neukoplast Clinically Validated In Several

Phase 1 Studies

More than 40 patients treated

Advanced metastatic disease refractory to chemo, biologics, cytokines, radiation, and surgery

Many patients received multiple dosing regimens (up to 6 months)

Promising activity against different cancer types, including acute myelogenous leukemia (AML), lymphoma (NHL, HL), melanoma, renal cell cancer (RCC), and lung cancers (SCLC, NSCLC)

No DLTs; only 1 “grade 4 SAE” (hypoglycemia likely related to tumor lysis)

Neukoplast do not stimulate allogeneic T cells

T cell Proliferation measured using

Mixed Lymphocyte Reaction (MLR) Culture Assay

Gold: Donor 1

35000 Aqua: Donor 2

30000

25000

20000

CPM 15000

D

10000

5000

0

-5000 PHA Allogeneic Donor Neukoplast

Lymphocytes from 2 healthy donors co-cultured with each other vigorous proliferation

Co-cultured with Neukoplast (7 days) no proliferation

CAR.TNK: CAR-modified Neukoplast

Clonal cell lines expressing one or more CARs to establish a range of distinct products

Multiple killing mechanisms—CAR-targeted as well as broad intrinsic anti-cancer activity of Neukoplast (“off-target / on-tumor”)

Engages the adaptive immune system through cytokine secretion and immune cell recruitment

Titratable: repeat dosing option; controllable dose exposure to manage safety risk

Serial Killing of Her2+ Cells by Her2.TNK Cells

IN VIVO PRECLINICAL MOUSE DATA


00:00:00.
00:14:13.
01:11:03.
02:03:11.
02:55:13.
03:23:38.
03:52:02.
05:50:24.
07:01:23.

Schoenfeld et al. Mol Therapy, in press

Homing to Her2 expressing tumors

Inhibition of Her2+ RCC metastasis

Growth inhibition and killing correlate with Her2 expression levels

"Serial killing" of Her2+ target cells even after gamma radiation with 10 Gy

Selective cytotoxicity (spares normal cells)

32

Her2.TNK In Action: Targeted and Serial Killing of

Her2+ Cancer Cells

Schoenfeld et al. Mol Therapy, in press

Her2.TNK Demonstrate Tumor Homing and Potent Anti-Glioma Activity in Mice

Tumor homing of CAR.TNKs

Intracranial LN-319 glioblastoma

xenografts in NSG mice

Schoenfeld et al. Mol Therapy, in press

Prospective CAR.TNKs for Development

(Initial List)

Target Potential Indication(s)

EGFRviii.TNK Glioma

EphA3.TNK Glioma, AML

L1CAM.TNK Gastric, pancreatic, NSCLC

CSPG4.TNK H&N, breast, mesothelioma

BCMA.TNK Myeloma

ROR1.TNK CLL, ALL, MCL, breast, lung, pancreas

PSMA or

PSCA.TNK Prostate

PDL1.TNK Myeloma, RCC, NSCLC, TNBC

CS1.TNK Myeloma

CD123.TNK AML

CD19.TNK CLL, ALL

CD22.TNK CLL, ALL

CAR targets jointly selected by the Steering Committee

Lead company will be responsible for all pre-clinical and clinical development, regulatory filings, and commercialization

Profit sharing on all CAR.TNKs revenues proportional to contribution

EGFRviii.TNK, EphA3.TNK, L1CAM.TNK, CSPG4.TNK, BCMA.TNK, ROR1.TNK, PSMA.TNK, PCMA.TNK, PDL1.TNK, CS1.TNK, CD123.TNK, CD19.TNK, CD22.TNK are trademarks owned by Sorrento Therapeutics, Inc.

Next Steps for CAR.TNK Development

H1 2015 Generation of CARs

H2 2015 Generation and evaluation of stable CAR.TNK cell lines

2016 IND-enabling studies, IND submission, and initiation of Phase 1 studies

A Comprehensive Oncology Company

Deep and Complementary Pipeline Creates Significant Opportunities-
Novel breakthrough combination therapeutic regimens and modalities to attack cancer
Significant reduction in clinical development costs and timeline
Significant commercial edge in future drug pricing

Small Molecules

Cytotoxics
CYNVILOQ™

Targeted Therapy
MYC inhibitor
TRAIL modulator

Biologics

Immunotherapy
PD1, PD-L1, CTLA-4
Bispecific Abs

Targeted Therapy
Anti-VEGR2 ADC
Anti-CMET ADC
Bispecific ADC

Cell Therapy

CAR.TNK™
Chimeric Antigen Receptor Tumor-attacking Neukoplast®

Adoptive Cellular Immunotherapy
Chimeric Antigen Receptor
Tumor-attacking Neukoplast®
(Partnership with Conkwest)

Supportive Care

RTX

Intractable
Cancer Pain

CYNVILOQ, CAR.TNK, CAR.TNK (Chimeric Antigen Receptor Tumor-attacking Neukoplast) are trademarks owned by Sorrento Therapeutics, Inc.
Neukoplast is a trademark owned by Conkwest, Inc.

37

Next-Generation

Cancer Therapeutics

CONTACT:

George Uy Henry Ji, Ph.D.

Executive Vice President and CCO President and CEO

guy@sorrentotherapeutics.com hji@sorrentotherapeutics.com

(661) 607-4057 (858) 668-6923